UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K
_______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 3, 2008
_______________________

BRIDGE BANCORP, INC.
(Exact name of the registrant as specified in its charter)
_______________________

New York	000-18546	11-2934195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2200 Montauk Highway
Bridgehampton, New York	11932
(Address of principal executive offices)	(Zip Code)

(631) 537-1000
(Registrant’s telephone number)

N/A
(Former name or former address, if changed since last report)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On Tuesday, June 3, 2008, The NASDAQ Stock Market (“NASDAQ”) approved the application by Bridge Bancorp, Inc., Bridgehampton, New York (the “Company”), to have the shares of the Company’s common stock listed for trading on The NASDAQ Global Select Market.  The Company anticipates that trading of its shares on NASDAQ will commence on Monday, June 9, 2008.  The Company’s common stock will continue to trade under the symbol “BDGE.”

A copy of the Company’s press release announcing NASDAQ’s approval of the listing application is attached hereto as Exhibit 99.1.  The information furnished under this Item 8.01 of this Current Report on Form 8-K, including 99.1, shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Bridge Bancorp, Inc.
(Registrant)

By /s/ Kevin M. O’Connor
Kevin M. O’Connor
President and Chief Executive Officer

Dated: June 6, 2008

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press Release, dated June 5, 2008.